Exhibit 99.2
Investor Day December 14, 2011

Comment Regarding Forward Looking Statements Certain of the statements contained in this presentation are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are based on management's current expectations and are subject to uncertainty and change in circumstances. Among the factors that could cause actual results to differ materially from those projected, anticipated or implied are the following: changes in pharmaceutical market growth rates; the loss of one or more key customer or supplier relationships; changes in customer mix; customer delinquencies, defaults or insolvencies; supplier defaults or insolvencies; changes in pharmaceutical manufacturers' pricing and distribution policies or practices; adverse resolution of any contract or other dispute with customers or suppliers; federal and state government enforcement initiatives to detect and prevent suspicious orders of controlled substances and the diversion of controlled substances; qui tam litigation for alleged violations of fraud and abuse laws and regulations and/or any other laws and regulations governing the marketing, sale and purchase of pharmaceutical products or any related litigation, including shareholder derivative lawsuits; changes in federal and state legislation or regulatory action affecting pharmaceutical product pricing or reimbursement policies, including under Medicaid and Medicare; changes in regulatory or clinical medical guidelines and/or labeling for the pharmaceutical products we distribute, including certain anemia products; price inflation in branded pharmaceuticals and price deflation in generics; greater or less than anticipated benefit from launches of the generic versions of previously patented pharmaceutical products; significant breakdown or interruption of our information technology systems; our inability to continue to implement an enterprise resource planning (ERP) system to handle business and financial processes and transactions (including processes and transactions relating to our customers and suppliers) of AmerisourceBergen Drug Corporation operations and our corporate functions as intended without functional problems, unanticipated delays and/or cost overruns; success of integration, restructuring or systems initiatives; interest rate and foreign currency exchange rate fluctuations; economic, business, competitive and/or regulatory developments in Canada, the United Kingdom and elsewhere outside of the United States, including changes and/or potential changes in Canadian provincial legislation affecting pharmaceutical product pricing or service fees or regulatory action by provincial authorities in Canada to lower pharmaceutical product pricing and service fees; the impact of divestitures or the acquisition of businesses that do not perform as we expect or that are difficult for us to integrate or control; our inability to successfully complete any other transaction that we may wish to pursue from time to time; changes in tax laws or legislative initiatives that could adversely affect our tax positions and/or our tax liabilities or adverse resolution of challenges to our tax positions; increased costs of maintaining, or reductions in our ability to maintain, adequate liquidity and financing sources; volatility and deterioration of the capital and credit markets; and other economic, business, competitive, legal, tax, regulatory and/or operational factors affecting our business generally. Certain additional factors that management believes could cause actual outcomes and results to differ materially from those described in forward-looking statements are set forth (i) in Item 1A (Risk Factors) in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2011 and elsewhere in that report and (ii) in other reports filed by the Company pursuant to the Securities Exchange Act of 1934.

Steve Collis President and Chief Executive Officer

Agenda 17 Years Steve Collis President and Chief Executive Officer 29 Years Dave Neu President AmerisourceBergen Drug Corporation 4 Years James Frary President AmerisourceBergen Specialty Distribution and Services 20 Years Peyton Howell President AmerisourceBergen Consulting Services 5 Years Tony Pera Senior Vice President, Supply Chain Services 21 Years Mike DiCandilo Executive Vice President and Chief Financial Officer

A Decade of Delivering

17% CAGR 19% CAGR +14% +17% +31% +20% +14% Earnings Per Share from Continuing Operations (GAAP) A Decade of Delivering

Diversity Within Our Over $80B Revenues (CHART) (CHART) Customer buys generics from ABC A Decade of Delivering

Integrated two large companies Built highly efficient distribution network Implemented new ERP system Built market-leading specialty business Expanded PRxO(r) Generics Improved our balance sheet and credit ratings Delivered tremendous value to shareholders A Decade of Delivering The First Decade

A Decade of Delivering The Next Decade Vision To be the preferred partner to healthcare providers and pharmaceutical manufacturers Mission To improve patients' lives by delivering innovative products and services that drive quality and efficiency Values Accountability • Collaboration • Customer Focus • Innovation • Integrity • Passion

A Decade of Delivering Continue to take advantage of the growth areas of the market Generics Specialty/Biosimilars Continue to deliver innovative services and thought leadership Invest in our platform to drive efficiency Utilize robust cash flow and financial flexibility to grow our business The Next Decade

A Decade of Delivering The Next Decade Demographics continue to drive organic growth Healthcare coverage expands significantly Cost containment efforts drive demand for our services Distributors more entrenched than ever with manufacturers

Industry Landscape + demographics +expansion of coverage +new drug launches +new uses for existing drugs -generic conversions -increased focus on value -safety concerns -reimbursement pressures Pharmaceutical Sales We're built to succeed in this environment Trends (CHART) Source: IMS Health 2011 Prognosis Report

Replacing distributors with direct service model adds over $41 billion in costs Industry costs to serve declined by 80 bps since 2007 due to efficiency and productivity gains Industry Landscape The Role of Distributors Source: The Role of Distributors in the U.S. Healthcare Industry by The Center for Healthcare Supply Chain Research and Booz & Company, 2011.

Fiscal 2011 Highlights

FY 2011 Financial Highlights A Decade of Delivering Met or exceeded all of our goals

FY2011 Highlights Good Neighbor Pharmacy received the highest numerical score among chain drug store pharmacies in the proprietary J.D. Power and Associates 2010-2011 National Pharmacy StudiesSM, tied in 2011. 2011 study based on 12,360 total responses, and measures 7 chain drug pharmacies. Proprietary study results are based on experiences and perceptions of consumers surveyed June-July 2011. Your experiences may vary. Visit jdpower.com

2011 VIP Award for Value, Innovation, & Performance from Our Largest Customer Second Year in a Row FY2011 Highlights

18 FY2011 Highlights Operational Excellence Capitalized on specialty generic opportunities Implemented SAP in ABDC and corporate Reorganized ABDC sales force Added new business in targeted markets

Premier Source IntrinsiQ TheraCom* FY2011 Highlights * Closed 11/1/11 Strengthened Leadership Areas With Acquisitions Increase value for customers and suppliers Strengthen core competencies Domestic and international niche opportunities Increase shareholder value Acquisition Strategy FY2011

FY2011 Highlights

AmerisourceBergen

Realigned Business Units

Drug Company	Specialty Distribution and Services	Consulting Services
Dave Neu	**James Frary**	**Peyton Howell**
North Region South Region East Region West Region Canada Technology Solutions American Health Packaging	Oncology Supply ION—IntrinsiQ Besse ASD ICS US Bio	Lash Xcenda Premier Source TheraCom AndersonBrecon

21 Looking Ahead

Looking Ahead Our Core Tenets

A Decade of Delivering Collaboration Drives Innovation

ABC Value Proposition

Conclusion Key Challenges in FY12 We have the team to succeed

David Neu President AmerisourceBergen Drug Corporation

Approx. $65 billion in annual revenue 5,000 associates 35 distribution centers in North America ABDC works with every major U.S. manufacturer (1,500+) Branded Rx Generic Rx Biotech and specialty medicines Over-the-counter (OTC) remedies, HH Care, Health Beauty Aids ABDC provides services across several business channels AmerisourceBergen Drug Corporation

Number of Divisions 35 TOTAL: Distribution Sq. Ft. Inventory $'s Lines Per Day 4.7M $3.9B 800,000 Average SKU's Per Division 24,000 Customer Service Level 99.4% Order Accuracy 99.95% 20,000 deliveries/day Operating Efficiency Driving Value to Customers and Shareholders

Strong Performance ABDC revenues up 5% Gross margin up Expenses flat Operating margin up Excellent management of working capital FY11 Financial Highlights

Continued Operating Efficiency Improvement

Invested $1 billion over past 10 years in distribution network and IT systems Strategically located distribution centers in US and Canada Distribution technology and engineering used as part of Canada expansion plan ABDC Supply Chain Network with Canada Expansion

Innovation and Operating Efficiency Continue to Drive Value for Our Customers and Shareholders Improved System Efficiency with SAP Improved returns processing Optimized customer service Consolidated inside sales Instituted virtual service model Operational Improvements Improved Track and Trace design Increased regional product lines Accelerated PRxO(r) Generics product introductions A Decade of Delivering

Productivity Increases Continue for Distribution Productivity Continued Productivity Improvements Expense per line Lines per hour Expense per Line Lines per Hour

Master Data Management Back-Office Migration Distribution Center Deployments Foundational data used to build business transactions Accounts receivable, accounts payable, inventory management; Financial management and reporting Order management, customer service, and credit management; New customer order entry platform Completed: July 2010 Completed: October 2010 Currently Underway: Phased Deployments BT Implementations Improving Back Office and Distribution Systems DC by DC

Collaboration Drives Innovation and Value

Good Neighbor Pharmacy Provider Network

GNP Expands into Social Media with Focus on a Changing Demographic

ABC PassPort(tm) An integrated procurement platform for all customer interactions with AmerisourceBergen A customer portal integrated with other AmerisourceBergen "back office" processes Developed based on customer input Built with usability in mind

Focus on compliance management Customized portfolios Targeted incentives Multi-channel approach First to Shelf placement Vigorous contract process Inside Sales focus across segments Generic Scale Expanding Channel Leverage

Targeting Growth Markets

Community and Specialty Pharmacy Improving the Customer Experience: Two New Consolidated Business Segments Health Systems GPOs Government

Providers Face a New, Unprecedented Productivity Imperative Legislative changes will erode the commercial market and grow Medicaid and Exchange participation Medicare reimbursement declines expected to increase pressure on productivity As a result providers will experience: More patients, more total dollars Fewer dollars per patient Increase capacity utilization Reduce variable costs Lower administrative costs Reinvent revenue streams and alter their business models Providers Face Tactical Needs Market and Regulatory Pressure

Improving the Customer Experience Improved customer coverage Enhanced national/regional acct mgmt Enhanced solutions portfolio Increased resources for high-touch segments Telesales supplement to direct sales Consolidation of Alt Care and Retail

Retail Independent Retail Chain Long Term Care Behavioral Health Pharmacy Health Maintenance Organization (HMO) Pharmacy Mail Order Pharmacy Specialty Pharmacy Home Infusion Home Healthcare Clinic Services Dialysis Surgery Center Rehabilitation Community & Specialty Pharmacy Help community pharmacists attract new patients, improve retention and medication adherence, and drive down operating costs Continuously improve generics offering and drive enhanced compliance and penetration Help customers prepare for upcoming generic launches and AMP implementation Marketplace Strategic Approach

45 Cost Control Solutions Quality Care Solutions Market Growth Solutions Channel Strategy Focuses on Quality Care, Market Growth and Cost Control Performance Assessment Inventory Management Pharmacy Transition Execution Integrated Services Center Medication Process Medication Policy Medication Tracking Coordinated Patient Care Health Systems Employee Pharmacy Services Employer Pharmacy Services Community Pharmacy Services

ABDC Will Continue to Invest in Our Core While Leveraging the Improved Solution Portfolio Our Promise Our ultimate goal is to focus our business to best serve our customers. We have, and are continuing to provide, services and solutions that align directly with our customers' needs. Customer Experience Business Processes Solutions Operations Enabling Technologies Enabling Technologies

Focus for FY12 Generics, Generics, Generics Generics, Generics, Generics Cross Company Leverage of Specialty Assets SAP Implementation Provide a "Best in Class" Customer Experience Growth in Target Markets

ABDC has had a decade of strong performance. Generics, Generics, Generics Our investments in operations, technology, and the commercial organization will ensure the sustainability of earnings growth going forward. Generics, Generics, Generics AmerisourceBergen Drug Corporation is well-positioned for continued success for FY12 and beyond. Generics, Generics, Generics In Conclusion...

James Frary President, AmerisourceBergen Specialty Distribution and Services

ABSG at A Glance

Services that Span the Specialty Industry's Needs

ABSG Revenue Strength Oncology Supply Other Services ASD Healthcare ICS Besse Medical $15.5 Billion Business

Leader in Specialty Distribution & Services Largest oncology products distributor Largest blood plasma products distributor Leading distributor in dialysis Strong positions in other physician specialties Largest specialty 3PL provider dedicated to Rx

Value of Specialty Distributors Value of specialty distribution calculated in recent study April 2011 by Arthur D. Little & Center for Healthcare Supply Chain Research Replacing specialty distributors would add $3.5 billion in costs to manufacturers and providers (~13% of product value studied) Traditional distributors create similar savings Source: Specialty Pharmaceuticals and the Role of the Specialty Distributor; Arthur D. Little, 2011

Specialty Generics Historic performance in FY2011 On top of historic FY2010 Successful oxaliplatin buy-in, gemcitabine and docetaxel launches Modest opportunity for FY2012 Reduced profit contribution from gemcitabine and docetaxel Oxaliplatin returning August 2012 Opportunity for future launches

Biosimilars ABSG extremely well positioned for biosimilars, in collaboration with ABCS Commercialization of biosimilars will follow mold of branded products and require more services than traditional generics e.g. Market analysis and access strategies, special distribution and administration, compliance and persistency programs, REMS Process and timing of product approvals TBD

Oncology Demand Will Grow Sources: National Health Expenditure data, , National Cancer institute, 2010; "Unhealthy America: economic burden of chronic disease" (Milken institute), Oliver Wyman analysis;

Role of Community Practices Community practices key to patient access and high quality, efficient care Reimbursement pressures continue to challenge practices Community Oncology Alliance found (as of March 2011): 315 practices acquired by a hospital since late 2007 111 practices merged into another entity Positive trends are emerging Payers recognizing quality and efficiency of community practices Hospitals and physicians focusing more on collaboration

ABSG's Broad Practice Solutions Core Services (Distribution, GPO) Practice Management Patient Value Market leadership Distribution - best service, value IV, orals, supplies GPO - best contract value Flexibility Engagement Information Nucleus Solutions Flexibility Interoperability Rich informatics Pharmacy and patient management solutions Physician-driven quality initiatives Total cost & quality Beyond Rx Beyond the practice Personalized meds Tools & network The preferred partner to physicians and manufacturers

Adoption of Practice Tools Underscore Value Nucleus Solutions Installed base grew 118%+ yoy Dispensing grew 295% yoy Installing cabinets in larger practices with higher treatment volumes AND practices are improving their utilization

IntrinsiQ Acquisition Industry leading provider of oncology software and informatics IntelliDose: Meaningful-use certified software tracks and manages complex chemotherapy dosing Practices using Nucleus Solutions will soon have access to a much more robust data set to support treatment decisions Expands ABSG offerings to help providers and pharma to improve the quality of cancer care

Physician-driven Quality Initiatives in Action Michigan Oncology Medical Home Initiative In conjunction with Priority Health and Physician Resource Management Beyond pathways - e.g., side effect management, reduced hospitalizations Flat monthly fee for patient support services, such as patient and financial counseling, medication therapy management ION Solutions providing technology and informatics Practices receive new compensation structure to improve efficiency and patient outcomes

Summary Specialty market continues to be a growth driver Growth fundamentals are strong Generics and biosimilars create new opportunities ABSG will continue specialty leadership Breadth, depth and collaboration across ABC Quality service and customer satisfaction We continue to innovate to enhance the success of our partners Strong demand for ABSG solutions to help pharma and providers improve quality and efficiency in specialty care

Peyton Howell President, AmerisourceBergen Consulting Services

Consulting Services

Consulting Services A Decade of Delivering

AmerisourceBergen Consulting Services Focused on the manufacturer Pharmaceutical, Biotech, Device, Diagnostic, and other medical technology or treatments Focused on innovation to provide value and expertise to manufacturers and support product access A trusted, essential partner to manufacturers Acquisitions position us for expanded growth and changing product landscape

Aligned Business Strategy Aligned Business Strategy 5

Combined Business Unit 6

AmerisourceBergen Consulting Services US Locations US Locations Charlotte, NC Rockville, MD Dallas, TX Portland, OR Lincoln, RI San Francisco, CA Pittsburgh PA Tampa, FL Rockford, IL Washington, DC United Kingdom Hay-on-Wye, Wales Call Center Locations

Patient Services Lash Group Premier Source TheraCom 8

Patient Services A Full Strategic Partner...Dedicated to Supporting Patient Access 9 Benchmarking Exposure Analysis Support Services Strategy & Development Reimbursement Support Co-pay Assistance Patient Assistance Clinical Services & Adherence Programs Analytics & Reporting Performance Management / QA Web-based Services Product Life Cycle REMS Management Billing, Collections & Revenue Cycle Management

TheraCom Closed on Acquisition of TheraCom on November 1 Provides outsourced reimbursement support and product hubs for pharmaceutical and biotech manufacturers Founded in 1996, acquired by a Caremark legacy company in 2002. Exceptional growth over the past three years Over 950 associates Unique from Lash in that services are focused on pharmacy benefit products that include "test claims" capabilities Includes two business units: Services and Distribution Services Business is the core asset but the distribution services are integrated within the reimbursement programs to meet unique product needs such as training kits and patient assistance

Strategic Rationale: Lash & TheraCom - 11 -

Leading Market Position 12 12

Health reform will expand need for these services Health reform will expand need for these services 13

Strategic Consulting Xcenda 14

Xcenda Highlights 15 15

Xcenda A Decade of Delivering

The "Value Cycle" PRE-LAUNCH Foreseeable unmet need in the market "Reason for Being" Current unmet need in the market and your product as solution "Reason to Listen" Data showing your product addressing that need clinically "Reason to Believe" Data showing your product addressing that need economically "Reason to Endorse" AT LAUNCH POST-LAUNCH 17

Development of health insurance exchanges Need for new solutions to ensure patient access Manufacturers Face Opportunities and Challenges in the Post-reform Era Patient education and navigation support Medicaid expansion Comparative effectiveness research Integrated healthcare systems Impact of ACOs and payment- bundling pilots Opportunities & Challenges Xcenda is perfectly positioned to be the PARTNER of CHOICE for healthcare manufacturers 18

Contract & Clinical Packaging AndersonBrecon

AndersonBrecon

Unique Strengths Unique Strengths

Clinical Trial Packaging Clinical Trial Packaging

Specialty Pharma Center (SPC) Specialty Pharma Center (SPC)

Concluding thoughts

Manufacturer Services Environment is Driving Growth Manufacturer Services Environment is Driving Growth

Strong Strategic Fit to Support ABC Strong Strategic Fit to Support ABC 26 Service offering includes services essential to product access

Tony Pera Senior Vice President Supply Chain

Branded Pharmaceuticals

The Status of Fee For Service Effectively all manufacturers covered FFS renewals continue to pay us for the value we provide Performance very near 100% Less than 10% is now subject to price fluctuation Retained our value with key pharmaceutical companies A Decade of Delivering

Pharmaceutical Services Value A Decade of Delivering

Generic Pharmaceuticals

Generics Growth Continues Patent expirations Use of generics reduce healthcare costs Increased awareness and acceptance Generic dispensing rates continue to rise A Decade of Delivering

(CHART) (CHART) % MARKET SHARE Source: IMS Health Generics Growth Continues Sales and TRx Share of Brands and Generics

Generics Growth Continues Generics Growth Continues Patent Expirations ABC Fiscal Year

Retail Healthcare Providers Regional drugstore chains Food/Drug combination Independent pharmacies Institutional Healthcare Providers Hospitals Long Term Care/Alternate Site Specialty Physician Oncology/Rheumatologist/Ophthalmologist The Right Customer Mix at ABC Generics Growth Continues

Make as much or more gross profit dollars per unit on generics Reduced receivable risk Reduced working capital Can negotiate better terms, i.e. 60 days DPOs Produces higher ROCC Holds true even after exclusivity periods Economics of Generic vs. Branded Generics Growth Continues Time Gross Profit Dollars Generic Brand Exclusivity Post-Exclusivity Mature

Monitor and react to industry trends Manage PRxO(r) Generics Program Procure products from reliable sources Provide manufacturers market access Deliver optimal value to customers Market shortages Support the Prime Vendor Model Generics Philosophy Generics Growth Continues

Formulary that consist of over 7,500 SKUs Value Pricing Portfolio management Tailored programs address specific customer needs Focused on customer profitability Dynamic market response 100+ manufacturers in PRxO(r) generics Key component of Prime Vendor Model PRxO(r) Generic Program Generics Growth Continues

Date of expiry/launch Sooner Status of exclusivity Exclusivity Authorized Generic (AG) Yes Number of players expected Fewer is better Who the players are Channel Consideration Retail/Oncology Mail Order/Retail/Hospital/Oncology Expected conversion Higher is better Database of more than 100 recent launches Price as a % of brand Higher is better Factors Considered in Forecast Generics Growth Continues Benefit to ABC

Total 34 product launches 7 represent 80% of new product dollars None is bigger than 25% of all new products Two big ones 17 are expected to have an exclusivity period All are predominately retail/mail order 17 are large mail order products (> 25% of scripts) No product > 2% of generics FY 2012 Generic Launches Generics Growth Continues

Early read on two largest launches Generics Growth Continues Zyprexa(r): Normal generic launch patterns Conversion rates as expected Lipitor(r): Generic launch generally as expected Conversion rates appear to be lower than expected

Branded Rx market is challenging ABC expects to retain value Generics growth is robust ABC is in great position The right customer mix PRxO(r) Generics program Summary A Decade of Delivering

Mike DiCandilo Executive Vice President and Chief Financial Officer

Long Term Financial Goals A Decade of Delivering

17% CAGR 19% CAGR +14% +17% +31% +20% +14% Earnings Per Share from Continuing Operations (GAAP) A Decade of Delivering

(CHART) Revenues (Billions) A Decade of Delivering 6% CAGR

Operating Margin Expansion (CHART) bps +8 +6 +7 +5 +16 +8 A Decade of Delivering

Asset Management Asset Management Inventory Days A/R Days Days A Decade of Delivering

(CHART) Return on Invested Capital WACC ROIC A Decade of Delivering Value Creation

(CHART) Cash Generation & Returns to Shareholders A Decade of Delivering billions 30% Minimum FCF returned to shareholders

Fiscal Year 2012 Targets GAAP Diluted EPS in the range of to $2.74 to $2.84, up 8% to 12% A Decade of Delivering

FY12 EPS Growth Drivers Fourth quarter highest growth rate 8-12% EPS Growth +Share repurchase $400 million -Net interest expense up 3-4% Cash Deployment 5-8% Op Inc Growth +ABDC generics - ABSG generics -Canada, ABCS expenses (acquisitions) 5-7% Margin Expansion +Market growth 0-1% +ABSG growth -Large customer growth -Longs/CVS 0-1% Revenue Growth Drivers FY 12

EPS Impact of Key Specialty Generics Year Product(s) Contribution FY2011 Oxaliplatin Gemcitabine Docetaxel $0.48 FY2012 Gemcitabine Docetaxel Oxaliplatin $0.14-0.15 A Decade of Delivering Substantially offset by ABDC generic launches

Fiscal Year 2012 Targets Revenue Growth and Operating Margin by Business Unit Business Unit % of Revenue Revenue Growth ABDC ABSG ABCS Total -1% - 0% 5% - 6% >100% 0% - 1% 79% - 81% 18% - 20% 1% 100% Operating Margin Range 1.43% - 1.47% 1.95% - 2.05% 5% - 6% 1.57% - 1.62% A Decade of Delivering

Fiscal 2012 Capital Deployment Significant Financial Flexibility A Decade of Delivering $1.8 billion of cash @ 9/30/11 ($1.3 billion available) Free Cash Flow of $700-$800 million expected for FY12 $500 million from recent debt offering Total available for investment about $2.5 billion to $2.6 billion $400 million of shares expected to be repurchased in FY12 $400 million debt repayment in September 2012 $130 million for dividend $250 million for TheraCom acquisition $1.3-$1.4 billion available for further investment What's Available Where to deploy?

A Decade of Delivering Financial Flexibility Ability to fund strategic growth and return cash to shareholders

A Decade of Delivering Conclusion

Q & A

Steve Collis President and Chief Executive Officer the next decade of delivering